Exhibit (17)(c) Form of Proxy Card PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR 1. ONLINE at proxyonline.com using your proxy control number found below PROXY VOTE TODAY! 2. By PHONE when you dial 1-888-227-9349 toll-free to reach an automated touchtone voting line 3. By PHONE with a live operator when you Shareholder registration printed call 1-866-828-6951 toll-free Monday through Friday 9 a.m. to 10 p.m. Eastern time here 4. MAIL your signed and voted proxy back in the postage paid envelope provided CONTROL NUMBER 12345678910 Alpha Defensive Alternatives Fund a series of Advisors Series Trust (“AST”) PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2016 The undersigned, revoking prior proxies, hereby appoints Douglas G. Hess and Cheryl L. King, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Alpha Defensive Alternatives Fund (the “Fund”), to be held at the offices of AST, 615 East Michigan Street, Milwaukee, Wisconsin 53202 on Friday, June 10, 2016, at 2:00 p.m., Central Time, or at any adjournment thereof, upon the proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-828-6951. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 10, 2016. The proxy statement for this meeting is available at: proxyonline.com/docs/alpha2016.pdf Alpha Defensive Alternatives Fund PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this proxy (reverse side). If the shares are held SIGNATURE (AND TITLE IF APPLICABLE) DATE jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposal (as set forth below) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The prox y will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF AST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● FOR AGAINST ABSTAIN 1 To approve the Agreement and Plan of Reorganization and Termination ○ ○ ○ adopted by AST’s Board of Trustees, which provides for the reorganization of the Fund into the Value Line Defensive Strategies Fund, a newly created series of Value Line Funds Investment Trust. THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]